This is filed pursuant to Rule 497(e).
     File Nos.: 2-61564 and 811-02835


PURCHASES

Instruct SouthTrust Securities ("SouthTrust") to open a Fund account in conjunction with your brokerage account.

BY CHECK. Mail or deliver your check made payable to SouthTrust Securities. SouthTrust will deposit it into the Fund(s). Please indicate your brokerage account number and the appropriate Fund on the check.

BY SWEEP. SouthTrust has available an automatic "sweep" for the Funds for its customers' brokerage accounts. If you request the sweep arrangement, every day cash which has come into your brokerage account from interest and dividends paid on your securities held in "street" name as well as sale proceeds are moved into your account.

REDEMPTIONS

BY TELEPHONE. Instruct SouthTrust to order a withdrawal from your Fund account to purchase securities or to make payment to you with a SouthTrust check.

BY CHECKWRITING. With this service, you may write checks made payable to any payee, other than SouthTrust. To order checks, you must fill out a Signature Card which you can obtain from SouthTrust. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

BY SWEEP. SouthTrust's automatic "sweep" also moves money from your account to cover securities purchases and other account charges in your SouthTrust account.

SouthTrust Securities, Inc. is a member of NASD and SIPC. Investment products offered through SouthTrust Securities, Inc. are not bank deposits; are not FDIC insured; are not obligations of or guaranteed by SouthTrust Corporation, SouthTrust Bank or any of its affiliates. Products involve investment risk, including the possible loss of principal.



TABLE OF CONTENTS
-------------------
RISK/RETURN SUMMARY                                                          2
FEES AND EXPENSES OF THE PORTFOLIOS                                          4
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS    4
  Investment Objectives And Strategies                                       4
  Alliance Money Reserves                                                    4
  Alliance Government Reserves                                               5
  Alliance Municipal Trust                                                   5
  Risk Considerations                                                        5
MANAGEMENT OF THE PORTFOLIOS                                                 8
HOW THE PORTFOLIOS VALUE THEIR SHARES                                        8
DIVIDENDS, DISTRIBUTIONS, AND TAXES                                          9
DISTRIBUTION ARRANGEMENTS                                                    9
FINANCIAL HIGHLIGHTS                                                        10




                            SOUTHTRUST SECURITIES, INC.


                         -- Alliance Money Reserves
                         -- Alliance Government Reserves
                         -- Alliance Municipal Trust -
                               General Portfolio

PROSPECTUS
NOVEMBER 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



SOUTHTRUST SECURITIES, INC.

MEMBER NASD AND SIPC
112 North 20th Street
Birmingham, AL 35203
1-800-843-8618



ALABAMA-NO.                     ALABAMA CENTRAL             ALABAMA-SO.
888-300-8859                    800-843-8618                800-647-8281

CAROLINAS                       FLORIDA WEST                FLORIDA EAST/CENTRAL
800-334-5354                    800-450-0336                800-239-6980

FLORIDA SE                      FLORIDA NW
800-288-0379                    800-875-6540

GEORGIA
800-288-6425


-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------

The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios after this summary.

Objectives: The investment objective of Alliance Money Reserves is maximum current income to the extent consistent with safety of principal and liquidity. The investment objectives of each of the other Portfolios are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income (exempt from income taxation to the extent described in this Prospectus in the case of AMT-General) to the extent consistent with the first two objectives.

Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Alliance Money Reserves pursues its objectives by maintaining a portfolio of high-quality, U.S. dollar-denominated money market securities. Alliance Government Reserves pursues its objectives by maintaining a portfolio of high-quality, U.S. Government (including its agencies and instrumentalities) and other U.S. dollar-denominated money market securities. The General Portfolio of Alliance Municipal Trust pursues its objectives by maintaining a portfolio of high-quality municipal securities.

The Portfolios invest primarily in the following money market securities:

o Alliance Money Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

o Alliance Government Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, adjustable rate obligations and repurchase agreements.

o  Alliance Municipal Trust. High-quality municipal securities.

Principal Risks: The principal risks of investing in each Portfolio are:

o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

In addition, the principal risk of investing in the General Portfolio of Alliance Municipal Trust is:

o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of the Portfolio's investment.

Another important thing for you to note:

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.


PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o the Portfolio's average annual total returns for 1, 5, and 10 years (or over the life of the Portfolio if less than 10 years old); and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for any Portfolio by calling
(800) 221-9513 or your financial intermediary.


2


ALLIANCE MONEY RESERVES (AMR)

                                PERFORMANCE TABLE

                                                   Since
                         1 Year      5 Year    Inception*
--------------------------------------------------------------------------------
                          4.71%       4.49%         5.20%
--------------------------------------------------------------------------------

*   Inception date: 2/16/89.

                                   BAR CHART

   [The following table was depicted as a bar graph in the printed material.]

         Calendar Year End 89 ................... n/a
                           90 ................... 7.97%
                           91 ................... 5.66%
                           92 ................... 3.32%
                           93 ................... 2.46%
                           94 ................... 3.26%
                           95 ................... 5.14%
                           96 ................... 4.59%
                           97 ................... 4.77%
                           98 ................... 4.71%

      During the period shown in the bar chart, the highest return for a quarter was 1.91% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.59% (quarter ending September 30, 1993).


ALLIANCE GOVERNMENT RESERVES (AGR)

                                PERFORMANCE TABLE

                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          4.60%       4.41%      4.89%
--------------------------------------------------------------------------------

                                    BAR CHART

   [The following table was depicted as a bar graph in the printed material.]

         Calendar Year End 89 ................... 8.51%
                           90 ................... 7.50%
                           91 ................... 5.39%
                           92 ................... 3.21%
                           93 ................... 2.36%
                           94 ................... 3.27%
                           95 ................... 5.02%
                           96 ................... 4.48%
                           97 ................... 4.67%
                           98 ................... 4.60%

      During the period shown in the bar chart, the highest return for a quarter was 2.16% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.57% (quarter ending September 30, 1993).


ALLIANCE MUNICIPAL TRUST

General Portfolio (AMT-GEN)

                                PERFORMANCE TABLE

                         1 Year      5 Year     10 Year
--------------------------------------------------------------------------------
                          2.67%       2.62%      3.28%
--------------------------------------------------------------------------------

                                    BAR CHART

   [The following table was depicted as a bar graph in the printed material.]

         Calendar Year End 89 ................... 5.91%
                           90 ................... 5.32%
                           91 ................... 4.01%
                           92 ................... 2.66%
                           93 ................... 1.83%
                           94 ................... 2.17%
                           95 ................... 3.11%
                           96 ................... 2.29%
                           97 ................... 2.90%
                           98 ................... 2.67%

      During the period shown in the bar chart, the highest return for a quarter was 1.54% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.40% (quarter ending March 31, 1994).


3


-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Transaction Expenses (fees paid directly from your investment)--None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                AMR        AGR        AMT-GEN
                                               -----      -----       -------
Management Fees                                 .50%       .47%         .50%
Distribution (12b-1) Fees                       .25%       .25%         .25%
Other Expenses                                  .27%       .30%         .25%
Total Portfolio
  Operating Expenses                           1.02%      1.02%        1.00%
Waiver and/or Expense
  Reimbursement*                               (.02)%     (.02)%       (.00)%
Net Expenses                                   1.00%      1.00%        1.00%


EXAMPLES*

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                   AMR       AGR     AMT-GEN
                                                 ------    -------   --------
1 Year                                           $  102    $  102    $  102
3 Years                                          $  318    $  318    $  318
5 years                                          $  552    $  552    $  552
10 Years                                         $1,225    $1,225    $1,225


* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of a Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of a Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.


-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

Please note:

o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in each Portfolio's Statement of Additional Information or SAI.

o There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Alliance Money Reserves

AMR's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o  adjustable rate obligations;


4


o  asset-backed securities;

o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

o  repurchase agreements that are fully collateralized.

AMR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Alliance Government Reserves

AGR's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

o  adjustable rate obligations; and

o  repurchase agreements that are fully collateralized.

AGR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

Alliance Municipal Trust

AMT-General pursues its objectives by investing in high-quality municipal securities and normally will invest not less than 80% of its total assets in these securities. Although AMT-General may invest up to 20% of its total assets in taxable money market securities, substantially all of AMT-General's income normally will be tax-exempt.

AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

AMT-General seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

Municipal Securities. The Portfolio's investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

AMT-General may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of AMT-General to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

AMT-General also may invest in stand-by commitments, which may involve certain expenses and risks, but AMT-General does not expect its investment in stand-by commitments to comprise a significant portion of its investments. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities.

Taxable Money Market Securities. AMT-General's investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Temporary Defensive Position. For temporary defensive purposes when financial, economic or market conditions warrant, AMT-General Portfolio may invest any amount of its assets in taxable money market securities. When AMT-General is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term


5


securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

With respect to AMT-General, the quality and liquidity of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

AMT-General is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

The Portfolios' (except for AGR) investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Portfolios and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Portfolios and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Portfolios and their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. To the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, the value of the Portfolios' shares may be materially affected. In addition, for any of the Portfolios' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Portfolios and Alliance. During 1997, Alliance began a formal


6


Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Portfolios. Nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Portfolios and their major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Portfolios and their major service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Portfolios and their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Portfolios and their major service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Portfolios and their major service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Portfolios and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance


7


in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act,
15 U.S.C. Sec. 1 (1998).

-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIOS
-------------------------------------------------------------------------------

The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended June 30, 1999, as a percentage of average daily net assets:


                                              Fee as a percentage of
Portfolio                                    average daily net assets*
-------------------------------------------------------------------------------

Alliance Money Reserves                                  .48%
Alliance Government Reserves                             .45%
AMT-General                                              .50%


* Fees are stated net of waivers and/or reimbursements for each Portfolio except the General Portfolio of Alliance Municipal Trust. See the "Annual Portfolio Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.


Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

-------------------------------------------------------------------------------
HOW THE PORTFOLIOS VALUE THEIR SHARES
-------------------------------------------------------------------------------

Each of the Portfolio's net asset value, or NAV, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other

Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


8


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES
-------------------------------------------------------------------------------

Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

Alliance Money Reserves and Alliance Government Reserves

For Federal income tax purposes, any capital gains distributions may be taxable to you as capital gains. Each Portfolio's distributions may be subject to certain state and local taxes.

Alliance Municipal Trust

Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT.

Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

Distributions out of income earned from U.S. Government securities will be exempt from state personal income or other state tax.

-------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.


9


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.


                                                                           Alliance Money Reserves
                                                          ============================================================
                                                                              Year Ended June 30
                                                          ============================================================
                                                            1999         1998         1997         1996         1995
                                                          ========     ========     ========     ========     ========
Net asset value, beginning of period ..................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          --------     --------     --------     --------     --------
Income from Investment Operations
Net investment income (a) .............................       .043         .047         .045         .047         .045
Net gains or losses on securities .....................       .000         .000         .000         .000         .000
                                                          --------     --------     --------     --------     --------
Total from invest operations ..........................       .043         .047         .045         .047         .045
                                                          --------     --------     --------     --------     --------
Less: Distributions
Dividends .............................................      (.043)       (.047)       (.045)       (.047)       (.045)
Distributions .........................................       .000         .000         .000         .000         .000
                                                          --------     --------     --------     --------     --------
Total distributions ...................................      (.043)       (.047)       (.045)       (.047)       (.045)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period ........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b) ..       4.39%        4.83%        4.64%        4.81%        4.50%
Ratios/Supplemental Data
Net assets, end of year (in millions) .................   $  1,407     $  1,166     $  1,011     $    755     $  2,510
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ........       1.00%        1.00%        1.00%        1.00%        1.00%
   Expenses, before waivers and reimbursements ........       1.02%        1.02%        1.06%        1.00%        1.04%
   Net investment income (a) ..........................       4.28%        4.72%        4.55%        4.80%        4.53%


(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


10


                                                                        Alliance Government Reserves
                                                          ============================================================
                                                                              Year Ended June 30
                                                          ============================================================
                                                            1999         1998         1997         1996         1995
                                                          ========     ========     ========     ========     ========
Net asset value, beginning of period ..................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          --------     --------     --------     --------     --------
Income from Investment Operations
Net investment income .................................      .0419(a)     .0463(a)     .0443        .0461(a)     .0439(a)
Net gains or losses on securities .....................      .0000        .0000        .0000        .0000        .0000
                                                          --------     --------     --------     --------     --------
Total from investment operations ......................      .0419        .0463        .0443        .0461        .0439
                                                          --------     --------     --------     --------     --------
Less: Distributions
Dividends .............................................     (.0419)      (.0463)      (.0443)      (.0461)      (.0439)
Distributions .........................................      .0000        .0000        .0000        .0000        .0000
                                                          --------     --------     --------     --------     --------
Total distributions ...................................     (.0419)      (.0463)      (.0443)      (.0461)      (.0439)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period ........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b) ..       4.27%        4.74%        4.53%        4.72%        4.48%
Ratios/Supplemental Data
Net assets, end of period (in millions) ...............   $  5,583     $  4,909     $  3,762     $  3,205     $  2,514
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ........       1.00%        1.00%        1.00%        1.00%        1.00%
   Expenses, before waivers and reimbursements ........       1.02%        1.01%        1.00%        1.01%        1.05%
   Net investment income ..............................       4.18%(a)     4.63%(a)     4.44%        4.60%(a)     4.42%(a)


                                                                   Alliance Municipal Trust--General Portfolio
                                                          ============================================================
                                                                               Year Ended June 30
                                                          ============================================================
                                                            1999         1998         1997         1996         1995
                                                          ========     ========     ========     ========     ========
Net asset value, beginning of period ..................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          --------     --------     --------     --------     --------
Income from Investment Operations
Net investment income .................................       .024         .028         .028         .029         .028(a)
Net gains or losses on securities .....................       .000         .000         .000         .000        (.003)
                                                          --------     --------     --------     --------     --------
Total from investment operations ......................       .024         .028         .028         .029         .025
                                                          --------     --------     --------     --------     --------
Add: Capital Contributions
Capital contributed by Alliance .......................       .000         .000         .000         .000         .003
                                                          --------     --------     --------     --------     --------
Less: Distributions
Dividends .............................................      (.024)       (.028)       (.028)       (.029)       (.028)
Distributions .........................................       .000         .000         .000         .000         .000
                                                          --------     --------     --------     --------     --------
Total distributions ...................................      (.024)       (.028)       (.028)       (.029)       (.028)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period ........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b) ..       2.42%        2.85%        2.81%        2.93%        2.83%(c)
Ratios/Supplemental Data
Net assets, end of period (in millions) ...............   $  1,168     $  1,196     $    980     $  1,148     $  1,189
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ........       1.00%         .98%         .94%         .95%         .94%
   Expenses, before waivers and reimbursements ........       1.00%         .98%         .94%         .95%         .95%
   Net investment income (a) ..........................       2.38%        2.81%        2.76%        2.90%        2.78%(a)


(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)   The capital contribution by Alliance had no effect on total return.


11


For more information about the Portfolios, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o  Statement of Additional Information (SAI)

The Portfolios have SAIs, which contain more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request free copies of current annual/semi-annual reports or SAIs, or make inquires concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:             c/o Alliance Fund Services, Inc.
                     P.O. Box 1520, Secaucus,
                     New Jersey 07096

By phone:            For Information and Literature:
                     (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:           at the SEC's Public Reference
                     Room in Washington, D.C.

By phone:            (202) 942-8090
                     (for information on the operation
                     of the Public Reference Room only)

By mail:             Public Reference Section
                     Securities and Exchange
                     Commission
                     Washington, DC 20549-6009
                     (duplicating fee required)

By electronic-mail:  publicinfo@sec.gov
                     (duplicating fee required)

On the Internet:     www.sec.gov


File Nos. 811-2835 (ACR); 811-2888 (AGR); 811-3586 (AMT)


12






Check-Writing
Service

Complete the Signature Card. A supply of free checks will be sent to you shortly.

Send this completed form to:

SouthTrust Securities, Inc.
P.O. Box 2554
Birmingham, AL  35290



                             ALLIANCE MEMORANDUM ACCOUNT

-------------------------------------------------------------------------------
BROKER DEALER
                       SOUTHTRUST SECURITIES, INC.  (BHC OMNIBUS)
-------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

-------------------------------------------------------------------------------
ACCOUNT ADDRESS             Street        City        State        Zip Code

-------------------------------------------------------------------------------
ACCOUNT SOCIAL SECURITY NO. OR TAXPAYER IDENTIFICATION NO.

-------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) (All account owners must sign)

1.________________________________________  2. ________________________________

FUND ACCOUNT NAME                              FUND ACCOUNT NO.
__________________________________________     ________________________________

                  To be completed by SouthTrust Securities, Inc.



Joint Accounts check one:  o Either owner is authorized to sign Redemption
                             Checks.
                           o All owners are required to sign Redemption Checks.
                             (If no box is checked, only one signature will be required.

Checkbooks are not transferable to other accounts. If you change account numbers or change funds, you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY         Subject to conditions printed on
                                            the reverse side



SIGNATURE GUARANTEED BY (see reverse side)

-------------------------------------------------------------------------------
(Name of Bank or Firm)

-------------------------------------------------------------------------------
(Name of Officer & Title)



The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)" and, as agent, is authorized and directed, upon presentment of checks to the Bank.

     (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

     (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Information Statement for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

SEND THIS CARD (WITH ANY NECESSARY AUTHORIZING DOCUMENTATION) TO:

SOUTHTRUST SECURITIES, INC.
P.O. BOX 2554
BIRMINGHAM, AL  35290